Exhibit 99.1

Peachtree Communities Group, Inc.

and Subsidiaries

Contents

Independent Auditor’s Report	2-3
Consolidated and Combined Financial Statements
Balance Sheets	4
Statements of Income	5
Statements of Stockholder’s Equity	6
Statements of Cash Flows	7
Notes to Consolidated and Combined Financial Statements	8-11

404-688-1075
Tel: 404-688-6841 Fax: 404-688-1075 www.bdo.com	1100 Peachtree Street NE, Suite 700 Atlanta, GA 30309-4516

Independent Auditor’s Report

Board of Directors

Peachtree Communities Group, Inc. and Subsidiaries

Atlanta, Georgia

We have audited the accompanying consolidated and combined financial statements of Peachtree Communities Group, Inc. and Subsidiaries (the “Company”), which comprise the consolidated and combined balance sheets as of December 31, 2013 and 2012, and the related consolidated and combined statements of income, stockholder’s equity, and cash flows for the years then ended, and the related notes to the consolidated and combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated and combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated and combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated and combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated and combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated and combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated and combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated and combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated and combined financial statements.

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated and combined financial statements referred to above present fairly, in all material respects, the financial position of Peachtree Communities Group, Inc. and Subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

May 2, 2014

Peachtree Communities Group, Inc.

and Subsidiaries

Consolidated and Combined Balance Sheets

(amounts in thousands, except share information)

December 31,	2013	2012
Assets
Cash and Cash Equivalents	$10,768	$4,105
Accounts Receivable	12	22
Real Estate Inventories, at Cost	49,251	39,407
Other Assets	446	175
	$60,477	$43,709

Liabilities and Stockholder's Equity
Construction Loans	$44,600	$33,150
Accounts Payable and Accrued Expenses	13,431	6,541
Payable to Affiliates	241	1,308
Interest Payable	724	558
Total Liabilities	58,996	41,557
Stockholder's Equity
Common stock, no par value, 1,000 shares authorized,
issued and outstanding at December 31, 2013 and 2012	1	1
Retained earnings	1,480	2,151
Total Stockholder's Equity	1,481	2,152
	$60,477	$43,709

See accompanying notes to consolidated and combined financial statements.

Peachtree Communities Group, Inc.

and Subsidiaries

Consolidated and Combined Statements of Income

(amounts in thousands)

Year ended December 31,	2013	2012
Revenues
Sales of homes	$163,210	$97,814
Cost of Completed Homes Sold	134,963	78,928
Gross Profit	28,247	18,886
Operating Expenses
Selling expenses	10,078	6,901
General and administrative expenses	4,477	2,856
Income from Operations	13,692	9,129
Nonoperating Expenses (Income)
Interest expense	6,427	4,235
Other expense (income), net	33	(138)
Total Nonoperating Expenses, Net	6,460	4,097
Net Income	$7,232	$5,032

See accompanying notes to consolidated and combined financial statements.

Peachtree Communities Group, Inc.

and Subsidiaries

Consolidated and Combined Statements of Stockholder’s Equity

(amounts in thousands)

	Common	Retained
	Stock	Earnings	Total
Balance at December 31, 2011	$1	$1,911	$1,912
Net income	—	5,032	5,032
Distributions to owners	—	(4,792)	(4,792)
Balance at December 31, 2012	1	2,151	2,152
Net income	—	7,232	7,232
Distributions to owners	—	(7,903)	(7,903)
Balance at December 31, 2013	$1	$1,480	$1,481

See accompanying notes to consolidated and combined financial statements.

Peachtree Communities Group, Inc.

and Subsidiaries

Consolidated and Combined Statements of Cash Flows

(amounts in thousands)

Year ended December 31,	2013	2012
Cash Flows from Operating Activities
Net income	$7,232	$5,032
Adjustments to reconcile net income to net cash
provided by operating activities:
Changes in operating assets and liabilities:
Developed lots	(202)	—
Completed homes and homes under
construction	(9,642)	(6,996)
Accounts Receivable	10	(22)
Other assets	(271)	(169)
Accounts payable and accrued expenses	6,889	3,116
Interest payable	168	(266)
Net cash provided by operating activities	4,184	695
Cash Flows from Financing Activities
Net borrowings on construction loans	11,450	6,395
Distributions to stockholder	(7,904)	(4,792)
(Decrease) increase in payables to affiliates	(1,067)	899
Net cash provided by financing activities	2,479	2,502
Net Increase in Cash and Cash Equivalents	6,663	3,197
Cash and Cash Equivalents, beginning of year	4,105	908
Cash and Cash Equivalents, end of year	$10,768	$4,105
Supplemental Disclosure of Cash Flow Information
Cash paid for interest, net of amount capitalized	$100	$265

See accompanying notes to consolidated and combined financial statements.

Peachtree Communities Group, Inc.

and Subsidiaries

Notes to Consolidated and Combined Financial Statements

(amounts in thousands)

1. Description of the Business and Summary of Significant Accounting Policies

Nature of Business and Principles of Consolidation and Combination

Peachtree Communities Group, Inc. and Subsidiaries (the “Company”), a Georgia Corporation, is headquartered in Atlanta, Georgia, and was founded in 2008. The Company constructs for sale single-family detached homes on purchased residential lots. The Company’s principal operations are in Georgia, North Carolina, Alabama and South Carolina. The accompanying consolidated and combined financial statements include the accounts of the following entities (which are referred to herein, collectively and individually, as the Company) which are under common control:

Entity Name	Type of Entity	Type of Business
Peachtree Communities Group, Inc.	S-Corporation	Holding company
Peachtree Communities, LLC	LLC	Real estate construction
Peachtree Communities Realty Group, LLC	LLC	Real estate brokerage
Builders Finance Group, Inc.	S-Corporation	Construction financing
Peachtree Investment Group, LLC	LLC	Construction financing

All intercompany balances and transactions have been eliminated upon consolidation and combination.

Use of Estimates

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported. Actual results could differ from those estimates.

Cash and Cash Equivalents

Accounts maintained at commercial banks are insured by the Federal Deposit Insurance Corporation (“FDIC”) for up to $250 for interest-bearing accounts. The Company’s cash accounts are principally maintained at one financial institution and, at times throughout the year, the account balances may exceed the FDIC insured limits. The Company’s cash and cash equivalents totaled $10,768 and $4,105 as of December 31, 2013 and 2012, respectively.

Real Estate Inventories

Real estate inventories consist principally of completed homes or homes under construction and purchased lots. Cost of completed homes sold includes direct costs of land, material acquisition, real estate taxes, insurance, direct and allocated indirect overhead expense, and interest incurred during construction.

Inventories are stated at the lower of cost or market. Cost is determined on a basis of actual costs incurred for each project. Market is determined based on net realizable value. Appropriate consideration is given to obsolescence, excessive levels, deterioration, and other factors in evaluating net realizable value.

Peachtree Communities Group, Inc.

and Subsidiaries

Notes to Consolidated and Combined Financial Statements

(amounts in thousands)

Capitalization of Interest

The Company capitalizes interest incurred on funds used to construct homes. The capitalized interest is recorded as part of the asset to which it relates and is amortized to interest expense when construction of the home is completed.

Revenue Recognition

The Company recognizes revenues in accordance with ASC 605, “Revenue Recognition”. In all of the Company’s arrangements, it does not recognize any revenues until it can determine that persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collection is deemed to be probable. Home sales are recorded as revenue when the sale is closed and title passes to the buyer. Sales of homes include the related lots. Minimal deposits received from customers upon signing a sales contract are recorded as a liability and are applied against the amount due from the customer at closing. Using an average sales price of $213 and $194 in the years ended 2013 and 2012, respectively, estimated sales backlog approximates $43,300 and $40,800 at December 31, 2013 and 2012, respectively.

Warranty Costs

The Company’s primary products are single family homes. All homes come with a one year builder warranty that covers workmanship and materials. Such warranty covers defects in plumbing, electrical, heating, cooling and ventilation systems and construction defects. In addition, the Company provides a warranty covered by a third party for construction defects for ten years.

Since the Company subcontracts homebuilding work to subcontractors who generally provide an indemnity and a certificate of insurance prior to receiving payments for their work, claims related to workmanship and materials are generally the primary responsibility of the Company’s subcontractors. For the years ended December 31, 2013 and 2012, warranty costs were immaterial and were expensed to general and administrative expenses as incurred.

Income Taxes

Under the S-Corporation rules of the Internal Revenue Code, income is ordinarily taxed at the stockholder level rather than the corporate level. Accordingly, no provision for income taxes has been made on the books of the S-Corporations included in the accompanying consolidated and combined financial statements. The S-Corporation income tax return, the qualification of the S Corporation as such for tax purposes, and the amount of distributable S-Corporation income are subject to examination by federal and state taxing authorities. If such examination results in a change with respect to the S-Corporation qualification or in changes to distributable S-Corporation income, the income tax liabilities of the Company or the stockholder for that year, and possibly subsequent years, could be changed accordingly.

Under the provisions of the Internal Revenue Code, the income or loss of an LLC is reflected on the income tax returns of the members of the LLCs. Accordingly, no provision for income taxes has been made on the books of the LLCs included in the accompanying consolidated and combined financial statements.

Peachtree Communities Group, Inc.

and Subsidiaries

Notes to Consolidated and Combined Financial Statements

(amounts in thousands)

Subsequent Events

The Company has determined that there were no material events which took place after the balance sheet date of December 31, 2013 through the date the financial statements were made available for issuance on May 2, 2014.

2. Real Estate Inventories

Inventories consisted of the following:

December 31,	2013	2012
Completed homes and homes under construction	$49,049	$39,407
Developed lots	202	—
Total Real Estate Inventories	$49,251	$39,407

Completed homes, homes under construction and developed lots are comprised of costs associated with homes in various stages of construction and include direct construction and related developed lot costs.

3. Capitalized Interest

Capitalized interest for the Company is estimated based on the aging of work in process and lots owned balances throughout the year. Capitalized interest in inventory and interest incurred for the year are estimated as follows:

December 31,	2013	2012
Capitalized interest in real estate inventory, beginning
of year	$2,578	$2,154
Interest incurred and capitalized	5,874	4,659
Capitalized interest amortized to interest expense	(6,427)	(4,235)
Capitalized interest in real estate inventory, end of year	$2,025	$2,578

Peachtree Communities Group, Inc.

and Subsidiaries

Notes to Consolidated and Combined Financial Statements

(amounts in thousands)

4. Construction Loans

Home construction is financed by advances received from certain long-term revolving construction loan facilities provided by various investors and investment groups. Funds for each respective project are advanced as necessary at the outset of the subject project. The loans are collateralized by Promissory Notes secured by Security Agreements and Guaranties. The revolving loan facilities are designed for the purpose of re-payment and re-borrowing as set forth in the respective agreements. The term of the facility is ten years, but may be extended upon agreement between the parties. The balance sheet reflects the amounts advanced through each facility; however, additional amounts up to the full commitments are available. The interest rate on construction loans was 12% for the period from January 1, 2012 through June 30, 2012 and 15% for the period from July 1, 2012 through December 31, 2013. The loan commitments and outstanding balances as of December 31, 2013 and 2012 were:

	2013			2012
	Total			Total
	Loan	Accrued	Outstanding	Loan	Accrued	Outstanding
Funding Source	Facility	Interest	Balance	Facility	Interest	Balance
Third Party
Investment Groups	$45,000	$—	$44,600	$40,000	$428	$33,150

5. Stockholder’s Equity

The Company distributes the majority of the Company’s earnings to the stockholder in the ordinary course of business. The Company paid $7,903 and $4,792 in distributions to the stockholder in 2013 and 2012, respectively.

6. Related Party Transactions

At December 31, 2013 and 2012, the Company has outstanding payables due to a company owned by the Company’s stockholder in the amount of $340 and $1,437, respectively, which includes accrued interest of $99 and $129 at December 31, 2013 and 2012, respectively. These amounts are included in payable to affiliates and interest payable on the accompanying consolidated and combined balance sheets.

7. Commitments and Contingencies

The Company has obligations under operating leases which require payments of $202 in 2014 and $68 in 2015. The Company’s lease expense in 2013 and 2012 was $203 and $171, respectively.

The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. There were no significant pending legal proceedings to which the Company was a party at December 31, 2013 and 2012.